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                                                                   EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 333-71851) of Algos Pharmaceutical Corporation (a development stage enterprise) of our report dated March 4, 1999 relating to the financial statements appearing in Algos Pharmaceutical Corporation's
(a development stage enterprise) Annual Report on Form 10-K for the year ended December 31, 1998.



PRICEWATERHOUSECOOPERS LLP


Florham Park, New Jersey
March 30, 1999



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